UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2014

ORION ENERGY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	01-33887	39-1847269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2210 Woodland Drive, Manitowoc, Wisconsin

(Address of principal executive offices, including zip code)

(920) 892-9340

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 1, 2013, Orion Energy Systems, Inc. (the “Company”) completed the acquisition of all of the issued and outstanding equity interests of Harris Manufacturing, Inc., a Florida corporation, and Harris LED, LLC, a Florida limited liability company, which design, manufacture and sell energy efficient lighting systems (the “Harris Acquisition”). This Current Report on Form 8-K includes as Exhibit 99.1 unaudited pro forma condensed consolidated statement of operations for the three months ended June 30, 2013 reflecting the Harris Acquisition. These pro forma financial statements supplement the Company’s previously-filed financial statements relating to the Harris Acquisition.

Item 9.01(b) and (d). Financial Statements and Exhibits.

Exhibit 99.1 Unaudited pro forma condensed consolidated statement of operations for the three months ended June 30, 2013 and the related notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION ENERGY SYSTEMS, INC.

Date: January 13, 2014	By:	/s/ Scott R. Jensen
Scott R. Jensen
Chief Financial Officer

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